UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                   Filed by a Party other than the Registrant ☐
Check appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒               Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (NYSE: FMO)
GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST (NYSE: GBAB)
GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
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☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Explanatory Note:

This filing is being made to amend and restate in its entirety the Proxy Statement previously filed on February 25, 2020 in order to revise typographical errors in certain information contained in the Proxy Statement.

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (NYSE: FMO)
GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST (NYSE: GBAB)
GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)
227 West Monroe Street, 7th Floor
Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 2, 2020

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of each of Fiduciary/Claymore Energy Infrastructure Fund (“FMO”), Guggenheim Taxable Municipal Managed Duration Trust (“GBAB”), Guggenheim Credit Allocation Fund (“GGM”), Guggenheim Enhanced Equity Income Fund (“GPM”), and Guggenheim Strategic Opportunities Fund (“GOF”) (FMO, GBAB, GGM, GPM, and GOF are each referred to herein as a “Fund” and collectively as the “Funds”) that the joint annual meeting of shareholders of the Funds (the “Annual Meeting”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606, on Thursday, April 2, 2020, at 10:00 a.m. (Central time). The Annual Meeting is being held for the following purposes:
1.	To elect Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, and GPM:

(i)
To elect, as Class I Trustees, the Trustee nominees named in the accompanying proxy statement (Mr. Randall C. Barnes, Ms. Angela Brock-Kyle, and Mr. Donald A. Chubb, Jr.) to serve until each Fund’s 2023 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class I Trustees, the Trustee nominees named in the accompanying proxy statement (Mr. Randall C. Barnes, Ms. Angela Brock-Kyle, Mr. Donald A. Chubb, Jr., Mr. Roman Friedrich III, and Ms. Amy J.

Lee) to serve until the Fund’s 2022 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD OF YOUR FUND LISTED IN THE ACCOMPANYING PROXY STATEMENT.
     The Board of each Fund has fixed the close of business on February 14, 2020, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.
     It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
By order of the
Board of each Fund:
Brian E. Binder
Chief Executive Officer and President of each Fund

Chicago, Illinois
February 25, 2020

YOUR VOTE IS IMPORTANT
PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.
IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

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FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (NYSE: FMO)
GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST (NYSE: GBAB)
GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 2, 2020

     This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Fiduciary/Claymore Energy Infrastructure Fund (“FMO”), Guggenheim Taxable Municipal Managed Duration Trust (“GBAB”), Guggenheim Credit Allocation Fund (“GGM”), Guggenheim Enhanced Equity Income Fund (“GPM”), and Guggenheim Strategic Opportunities Fund (“GOF”) (FMO, GBAB, GGM, GPM, and GOF are each referred to herein as a “Fund” and collectively as the “Funds”) in connection with the solicitation by the Board of Trustees (the “Board”) of each Fund of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Thursday, April 2, 2020, and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606 on Thursday, April 2, 2020, at 10:00 a.m. (Central time).
     This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Joint Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number, (800) 345-7999.
     Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual report and/or semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, (800) 345-7999.

     The Notice of the Annual Meeting, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Funds’ shareholders on or about February 25, 2020.
•  Why is a shareholder meeting being held?
The Shares of each Fund are listed on the New York Stock Exchange (“NYSE”) and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.
•  What Proposal will be voted on?
To elect Trustees in the following manner:
(a) With respect to each of FMO, GBAB, GGM, and GPM:
(i) To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Ms. Angela Brock-Kyle, and Mr. Donald A. Chubb, Jr.) to serve until each Fund’s 2023 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
(b) With respect to GOF only:
(i) To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Ms. Angela Brock-Kyle, Mr. Donald A. Chubb, Jr., Mr. Roman Friedrich III, and Ms. Amy J. Lee) to serve until the Fund’s 2022 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
•  Will my vote make a difference?
Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many Shares you own.
•  Who is asking for my vote?
The enclosed proxy card is solicited by the Board of each Fund for use at the Annual Meeting to be held on Thursday, April 2, 2020, and any adjournments, postponements or delays thereof, for the purposes stated in the Notice of Joint Annual Meeting.
•  How does the Board recommend that shareholders vote on the Proposal?
The Board unanimously recommends that you vote “FOR” the nominees of the Board of your Fund.
The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Funds, their investment strategies and operations and the investment adviser and investment sub-advisers of the Funds. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.
•  Who is eligible to vote?
Shareholders of record of each Fund at the close of business on February 14, 2020 (the “Record Date”), are entitled to be present and to vote at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the Proposal and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.
•  How do I vote my Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (800) 345-7999 to obtain directions to the site of the Annual Meeting.
All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
•  What vote is required to elect a Trustee nominee?
With respect to each Fund, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.
•  Why does this Proxy Statement list multiple closed-end funds?
The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds, whose votes on similar proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.
•  How many shares of each Fund were outstanding as of the record date?
At the close of business on February 14, 2020, the Funds had the following Shares outstanding:

Fund	Number of Shares Outstanding
FMO	35,440,768
GBAB	18,198,447
GGM	8,574,293
GPM	48,342,588
GOF	40,911,301

THE PROPOSAL: ELECTION OF TRUSTEES

Introduction
     The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect to Trustees in the following manner:
(a)	With respect to each of FMO, GBAB, GGM, and GPM:

(i)
To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Ms. Angela Brock-Kyle, Mr. Donald A. Chubb, Jr.) to serve until each Fund’s 2023 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Ms. Angela Brock-Kyle, Mr. Donald A. Chubb, Jr., Mr. Roman Friedrich III, and Ms. Amy J. Lee) to serve until the Fund’s 2022 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

FMO, GBAB, GGM, and GPM:
     The Trustees of FMO, GBAB, GGM, and GPM are classified into three classes of Trustees, as follows:

Class I Trustee*	Class II Trustees**	Class III Trustees***
Randall C. Barnes	Jerry B. Farley	Amy J. Lee
Angela Brock-Kyle	Roman Friedrich III	Sandra G. Sponem
Donald A. Chubb, Jr.	Thomas F. Lydon, Jr.	Ronald E. Toupin, Jr.
Ronald A. Nyberg

*	Class I Trustees are standing for election at the Annual Meeting, and are expected to next stand for election in 2023.
**	Class II Trustees are expected to next stand for election in 2021.
***	Class III Trustees are expected to next stand for election in 2022.

GOF:
The Trustees of GOF are classified into two classes of Trustees, as follows:

Class I Trustee*	Class II Trustees**
Randall C. Barnes	Jerry B. Farley
Angela Brock-Kyle	Thomas F. Lydon Jr.
Donald A. Chubb, Jr.	Ronald A. Nyberg
Roman Friedrich III	Sandra G. Sponem
Amy J. Lee	Ronald E. Toupin, Jr.

*	Class I Trustees are standing for election at the Annual Meeting, and are expected to next stand for election in 2022.
**	Class II Trustees are expected to next stand for election in 2021.

Election of Trustees
     Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his or her respective Class or until his or her respective successor shall have been elected and qualified or until he or she resigns or is otherwise removed. The other Trustees of the Funds will continue to serve under their current terms and will stand for election at subsequent annual meetings of shareholders as indicated above.
     Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the Trustee nominees named above. Each Trustee nominee has consented to serve as a Trustee of each Fund if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.
Trustees
     Effective in November 2019, the membership of the Board of the Funds and the boards of the other funds advised by the investment advisers to the Funds and their affiliates (the “Guggenheim Family of Funds”) was aligned and consolidated such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. The board of trustees of each trust of the Guggenheim Family of Funds separately determined such alignment and consolidation is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards. This alignment and consolidation was undertaken in light of a variety of factors, including the opportunity to enhance the diversity of these boards, address trustee succession needs, further streamline and enhance the effectiveness of board oversight, and other potential benefits, including the potential over time for economies of scale for fund shareholders as certain costs are spread over a larger asset base.
     Certain information concerning the Trustees and the officers of each of the Funds is set forth in the table below. Independent Trustees are those who are not interested persons of (i) the Funds, (ii) Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), each Fund’s investment adviser, (iii) Tortoise Capital Advisors, L.L.C., investment sub-adviser to FMO or (iv) Guggenheim Partners Investment Management, LLC (“GPIM”), investment sub-adviser to GBAB, GGM, GPM, and GOF, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates. The Fund Complex is composed of seven closed-end funds (including the Funds) and 150 open-end funds advised or serviced by the Adviser or its affiliates.

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years

INDEPENDENT TRUSTEES:

Randall C. Barnes	Trustee	†	Current: Private Investor (2001-present).	157	Current: Purpose
Year of birth: 1951					Investments
			Former: Senior Vice President &		Funds
			Treasurer, PepsiCo, Inc. (1993-1997),		(2013-present).
President, Pizza Hut International
(1991-1993) and Senior Vice President,
			Strategic Planning and New Business		Former: Managed
			Development, PepsiCo, Inc. (1987-1990).		Duration
Investment Grade
Municipal Fund
(2003-2016).

Angela Brock-Kyle	Trustee	†	Current: Founder and Chief Executive	156	Current: Hunt
Year of Birth: 1959			Officer, B.O.A.R.D.S. (2013-present).		Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Infinity
Property &
Casualty Corp.
(2014-2018).

Donald A.	Trustee	†	Current: Retired	156	Former: Midland
Chubb, Jr.					Care, Inc.
Year of Birth: 1946			Former: Business broker and manager of		(2011-2016).
commercial real estate, Griffith & Blair,
Inc. (1997-2017).

Jerry B. Farley	Trustee	†	Current: President, Washburn University	156	Current: CoreFirst
Year of Birth: 1946			(1997-present).		Bank & Trust
(2000-present).

Former: Westar
Energy, Inc.
(2004-2018).

Roman	Trustee	†	Current: Founder and Managing Partner	156	Current: Zincore
Friedrich III			of Roman Friedrich & Company		Metals, Inc.
Year of Birth: 1946			(1998-present).		(2009-present).

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years

INDEPENDENT TRUSTEES: (continued)

Thomas F.	Trustee	†	Current: President, Global Trends	156	Current: US
Lydon, Jr.			Investments (1996-present); Co-CEO,		Global Investors
Year of Birth: 1960			ETF Flows, LLC (2019-present); CEO,		(GROW) (1995-
			Lydon Media (2016-present).		present).

Former: Harvest
Volatility Edge
Trust (3) (2017-
2019).

Ronald A. Nyberg	Trustee	†	Current: Partner, Momkus LLC	157	Current: PPM
Year of birth: 1953			(2016-present).		Funds (9) (2018 -
present); Edward-
			Former: Partner, Nyberg & Cassioppi,		Elmhurst
			LLC (2000-2016); Executive Vice President,		Healthcare
			General Counsel and Corporate Secretary		System (2012-
			of Van Kampen Investments (1982-1999).		present); Western
Asset Inflation-
Linked
Opportunities &
Income Fund
(2004-present);
Western Asset
Inflation-Linked
Income Fund
(2003-present).

Former: Managed
Duration
Investment Grade
Municipal Fund
(2003-2016).

Sandra G. Sponem	Trustee	†	Current: Retired.	156	Current: SPDR
Year of Birth: 1958					Series Trust (78)
			Former: Senior Vice President and		(2018-present);
			Chief Financial Officer, M.A.		SPDR Index
			Mortenson-Companies, Inc. (2007-2017).		Shares Funds (31)
(2018-present);
SSGA Active
Trust (12) (2018-
present); and
SSGA Master
Trust (1) (2018-
present).

Ronald E.	Trustee	†	Current: Portfolio Consultant (2010-	156	Current: Western
Toupin, Jr.			present); Member, Governing Council,		Asset Inflation-
Year of birth: 1958			Independent Directors Council (2013-		Linked
			present); Governor, Board of Governors,		Opportunities &
			Investment Company Institute		Income Fund
			(2018-present).		(2004-present);
Western Asset
			Former: Member, Executive Committee,		Inflation-Linked
			Independent Directors Council (2016-2018);		Income Fund
			Vice President, Manager and Portfolio		(2003-present).
Manager, Nuveen Asset Management (1998-
			1999); Vice President, Nuveen Investment		Former: Managed
			Advisory Corp. (1992-1999); Vice President		Duration
			and Manager, Nuveen Unit Investment		Investment Grade
			Trusts (1991-1999); and Assistant Vice		Municipal Fund
			President and Portfolio Manager, Nuveen		(2003-2016).
Unit Investment Trusts (1988-1999), each
of John Nuveen & Co., Inc. (1982-1999).

Other
		Term of			Directorships
		Office		Number of	held by
		and		Portfolios in	Trustee
Name,	Position(s)	Length		Fund Complex	During
Address(1)	Held with	of Time	Principal Occupation	Overseen by	the Past
and Age	Funds	Served	During The Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE:

Amy J.	Interested	†	Current: Interested Trustee, certain other	156	None
Lee*			funds in the Fund Complex (2018-present);
Year of birth: 1961			Chief Legal Officer, certain other funds in
the Fund Complex (2014-present); Vice
President, certain other funds in the Fund
Complex (2007-present); Senior Managing
Director, Guggenheim Investments
(2012-present).

Former: President and Chief Executive
Officer, certain other funds in the Fund
Complex (2017- 2019); Vice President,
Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation
(2004-2012).

(1)	The business address of each Trustee is Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
*	Ms. Lee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Adviser and/or affiliates of the Adviser.
†
Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of each respective Fund since the year shown below:

	FMO	GBAB	GGM	GPM	GOF
Independent Trustees
Barnes	2004	2010	2013	2005	2007
Brock-Kyle	2019	2019	2019	2019	2019
Chubb	2014	2014	2014	2014	2014
Farley	2014	2014	2014	2014	2014
Friedrich	2011	2010	2013	2011	2010
Lydon	2019	2019	2019	2019	2019
Nyberg	2004	2010	2013	2005	2007
Sponem	2019	2019	2019	2019	2019
Toupin	2004	2010	2013	2005	2007
Interested Trustee
Lee	2018	2018	2018	2018	2018

Trustee Qualifications
     The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.
     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of the date hereof, that each Trustee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933.
     Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience. Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
     Angela Brock-Kyle. Ms. Brock-Kyle has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
     Donald A. Chubb, Jr. Mr. Chubb has served as a trustee of certain funds in the Fund Complex since 1994. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, his prior experience in the commercial brokerage and commercial real estate market, and service as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
     Dr. Jerry B. Farley. Dr. Farley has served as a trustee of certain funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Funds and trustee of other funds in the Fund Complex, as well as Chair of the Audit Committee, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
     Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, as well as Chair of the Contracts Review Committee, his prior service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
     Amy J. Lee. Ms. Lee has served as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee of the Funds, her service as Chief Legal Officer of the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
     Thomas F. Lydon, Jr. Mr. Lydon has served as a trustee of certain funds in the Fund Complex since 2005. Through his service as a trustee of other funds in the Fund Complex, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his service on another board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating & Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and partner of a law firm, Momkus LLC, and his prior employment experience, including as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
     Sandra G. Sponem. Ms. Sponem has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a trustee of other funds in the Fund Complex, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
     Each Trustee also has considerable familiarity with the Funds, the Funds’ investment advisers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the Funds and/or other funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.
Executive Officers
     The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser, a Sub-Adviser or affiliates of the Adviser or a Sub-Adviser and may receive compensation in such capacities.

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years

Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer,
Year of birth: 1972	and		certain other funds in the Fund Complex (2018-
	Chief		present); President, Chief Executive Officer and
	Executive		Chairman of the Board of Managers, Guggenheim
	Officer		Funds Investment Advisors, LLC (2018-present);
President and Chief Executive Officer, Security
Investors, LLC (2018-present); Board Member of
Guggenheim Partners Fund Management
(Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative
Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President,
Deutsche Funds, and Head of US Product,
Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director,
Head of Business Management and Consulting,
Invesco Ltd. (2010-2012).

Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in
Year of birth: 1979	President		the Fund Complex (2014-present); Managing
Director, Guggenheim Investments (2013-
present).

Former: Senior Vice President, Neuberger
Berman Group LLC (2009-2013); Vice President,
Morgan Stanley (2002-2009).

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years

Joanna Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds
Year of birth: 1966	Compliance		in the Fund Complex (2012-present); Senior
	Officer		Managing Director, Guggenheim Investments
(2014-present).

Former: Anti-Money Laundering Compliance
Officer, certain funds in the Fund Complex (2016-
present); Chief Compliance Officer & Secretary,
certain other funds in the Fund Complex (2008-
2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain
affiliates (2010-2012); Chief Compliance Officer
and Senior Vice President, Rydex Advisors, LLC
and certain affiliates (2010-2011).

John Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief
Year of birth: 1955	Financial		Accounting Officer and Treasurer of certain funds
	Officer,		in the Fund Complex (2010-present); Senior
	Chief		Managing Director, Guggenheim Investments
	Accounting		(2010-present).
Officer and
	Treasurer		Former: Managing Director and Chief
Compliance Officer, each of the funds in the Van
Kampen Investments fund complex (2004-2010);
Managing Director and Head of Fund Accounting
and Administration, Morgan Stanley Investment
Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-
2004).

Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund
Year of birth: 1978			Complex (2007-present); Managing Director,
Guggenheim Investments (2007-present).

Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds
Year of birth: 1984	Secretary		in the Fund Complex (2014-present); Director,
Guggenheim Investments (2012-present).

James Howley	Assistant	Since 2007	Current: Managing Director, Guggenheim
Year of birth: 1972	Treasurer		Investments (2004-present); Assistant Treasurer,
certain other funds in the Fund Complex (2006-
present).

Former: Manager, Mutual Fund Administration of
Van Kampen Investments, Inc. (1996-2004).

Kimberly Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments
Year of Birth: 1974	Treasurer		(2012-present); Assistant Treasurer, certain other
funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager for
Invesco, Ltd. (2010-2011); Vice
President/Assistant Treasurer, Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2009-2010); Manager- Mutual Fund
Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management
(2005-2009).

Term of
Office and
Name,		Length
Address(1)		of Time	Principal Occupation
and Age	Title	Served(2)	During the Past Five Years

William Rehder	Assistant	Since 2019	Current: Managing Director, Guggenheim
Year of Birth: 1967	Vice		Investments (2002-present).
President

Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments
Year of birth: 1969	Treasurer		(2009-present); Assistant Treasurer, certain other
funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst &
Young LLP (1996-2009).

Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments
Year of birth: 1989	Treasurer		(2017-present); Assistant Treasurer, certain other
funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global
Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc.
(“HGINA”) (2017); Senior Analyst of US Fund
Administration, HGINA (2014-2017); Senior
Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014);
Experienced Associate, PricewaterhouseCoopers
LLP (2012-2013).

(1)	The business address of each officer of the Funds is Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, unless otherwise noted.
(2)
Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Board Leadership Structure
     The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the applicable Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of ten Trustees, nine of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
     The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Funds’ contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in Investment Company Act of 1940 (“1940 Act”) matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Board Committees
     The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee.
     Executive Committee. The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval.
     Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee (as defined herein) and is “independent” as defined by NYSE listing standards. Dr. Farley serves as Chair of the Audit Committee.
     The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds’ financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Funds’ independent registered public accounting firm and acting as a liaison between the Board and the Funds’ independent registered public accounting firm. The Audit Committee is governed by a written charter (the “Audit Committee Charter”). The Audit Committee Charter is available under “News & Literature” on each Fund’s page at www.guggenheiminvestments.com/cef.
The Audit Committee presents the following report on behalf of each Fund:
The Audit Committee of the Board is charged with selecting an independent registered public accounting firm for the Funds and reviewing accounting matters with the independent accountants. The Audit Committee reviews the Funds’ annual financial statements with both management and the Funds’ independent registered public accounting firm and the Audit Committee meets periodically with the independent accountants to consider their evaluation of the Fund’s financial and internal controls. In addition to being Independent Trustees as defined above, each member of the Audit Committee also meets the additional independence requirements of the New York Stock Exchange.
The Audit Committee, in discharging its duties, has met with and held discussions with management and the Funds’ independent accountants. The Audit Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent accountants that the Funds’ financial statements were prepared in accordance with generally accepted accounting principles.
The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance). The independent accountants provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.
Based on the Audit Committee’s review and discussions with management and the independent accountants, the representations of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended and approved, pursuant to authority delegated by Board of Trustees of the Funds, that the audited financial statements be included in the Funds’ annual report.

The members of the Audit Committee are Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr.
     Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
     The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is available under “News & Literature” on each Fund’s page at www.guggenheiminvestments.com/cef.
     The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. The Board does not have a standing compensation committee.
     In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, relevant industry and related experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s current Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as an Independent Trustee in contravention of its Independent Trustee Retirement Policy. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.
     A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Funds as such term is defined under the 1940 Act; (ii)

be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.
     The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders of the Funds. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.
     In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
     To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter. Shareholder recommendations must be sent to the Funds’ Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
     The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.
     Contracts Review Committee. The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Friedrich serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which a Fund is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which a Fund is or is proposed to be a party.
     Valuation Oversight Committee. The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Roman Friedrich III, and Sandra G. Sponem, each of whom is an

Independent Trustee. Mr. Chubb serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim’s Valuation Committee and the valuation of securities and other assets held by the Funds. Duties of the Valuation Oversight Committee include reviewing the Funds’ valuation procedures, evaluating pricing services that are being used for the Funds, and receiving reports relating to actions taken by Guggenheim’s Valuation Committee.
Board and Committee Meetings
     Information regarding the number of meetings of the Board, Audit Committee, Nominating and Governance Committee, Contracts Review Committee and Valuation Oversight Committee of each Fund during such Fund’s most recently completed fiscal year is set forth in the table below (The Executive Committee did not meet during the fiscal year ends shown):

				Nominating	Contract	Valuation
			Audit	and	Review	Oversight
	Fiscal Year	Board	Committee	Governance	Committee	Committee
Fund	End	Meetings	Meetings	Meetings	Meetings	Meetings*
FMO	11/30/2019	4	6	3	2	4
GBAB	5/31/2019	4	6	3	2	4
GGM	5/31/2019	4	6	3	2	4
GPM	12/31/2019	4	5	3	2	4
GOF	5/31/2019	4	6	3	2	4

     Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he or she serves) held during the portion of each Fund’s fiscal year ended in 2019.
Board’s Role in Risk Oversight
     The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the Funds, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds include, among others, investment risk, credit risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
     The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Funds and their service providers, including, in particular, the Funds’ Chief Compliance Officer, their independent registered public accounting firm and Guggenheim Investments’ Chief Risk Officer and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board requires officers of the Funds to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Funds and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser and Sub-Advisers, as applicable, on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Fund officers and personnel of the Adviser. The Board has approved valuation procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires each Adviser and Sub-Adviser, as applicable, to report to the Board on other matters relating to risk management on a regular and as-needed basis.

     The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Trustee Communications
     Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
Trustee Beneficial Ownership of Securities
     The table below indicates the dollar range of equity securities of each Fund and funds in the Fund Complex beneficially owned by the Trustees as of December 31, 2019:

Aggregate
dollar range
of equity
securities in
all funds in
the Fund
Complex
Overseen by
	FMO	GBAB	GGM	GPM	GOF	the Trustee

Independent Trustees
Barnes	Over	None	Over	None	Over	Over
	$100,000		$100,000		$100,000	$100,000
Brock-Kyle	$10,001-$50,000	None	None	None	None	$50,001-
$100,000

Chubb	$1-$10,000	$10,001-	$1-	$10,001-	$10,001-	Over
		$50,000	$10,000	$50,000	$50,000	$100,000
Farley	None	None	None	None	None	Over
$100,000
Friedrich	None	None	$50,001-	None	$50,001-	Over
			$100,000		$100,000	$100,000
Lydon	$10,001-$50,000	None	None	None	None	Over
$100,000

Nyberg	$1-$10,000	$10,001-	$1-	$10,001-	$10,001-	Over
		$50,000	$10,000	$50,000	$50,000	$100,000
Sponem	$10,001-$50,000	None	None	None	None	Over
$100,000
Toupin	$10,001-$50,000	$50,001-	$50,001-	Over	$50,001-	Over
		$100,000	$100,000	$100,000	$100,000	$100,000
Interested Trustee
Lee	None	None	None	None	None	Over
$100,000

     As of December 31, 2019, each Trustee, officer and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of each Fund.
Trustee Compensation
     The Independent Trustees receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, and the Nominating and Governance Committee; and each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Funds also reimburse each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets. The following table sets forth the compensation paid to each Independent Trustee by each Fund during its most recently completed fiscal year and the total compensation paid to each Independent Trustee by the Fund Complex during the most recently completed calendar year ended December 31, 2019.

		Retirement
		Benefits	Estimated	Total
	Aggregate	Accrued	Annual	Compensation
	Compensation	as Part	Benefits	From
	from each	of Fund	Upon	the Fund
Trustee	Fund	Expenses(1)	Retirement(1)	Complex(2)
Randall C. Barnes	†	None	None	$338,250
Angela Brock-Kyle	†	None	None	$225,000
Donald A. Chubb, Jr.	†	None	None	$256,000
Jerry B. Farley	†	None	None	$276,000
Roman Friedrich III	†	None	None	$266,000
Thomas F. Lydon, Jr	†	None	None	$234,000
Ronald A. Nyberg	†	None	None	$341,750
Maynard F. Oliverius(3)	†	None	None	$125,000
Sandra G. Sponem	†	None	None	$279,000
Ronald E. Toupin, Jr	†	None	None	$331,000

(1)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date hereof.
(2)
The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2019. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	The amounts shown in this row represent the payments made to Mr. Oliverius up until his retirement from the Board effective April 4, 2019.
†	The amount of aggregate compensation payable by each Fund for the calendar year ended December 31, 2019 is shown in the table below:

	FMO	GBAB	GGM	GPM	GOF
Independent Trustees
Barnes	$11,201	$11,674	$7,700	$11,400	$15,433
Brock-Kyle	None	None	None	None	None
Chubb	$11,201	$11,674	$7,700	$11,400	$15,433
Farley	$12,080	$12,590	$8,304	$12,294	$16,642
Friedrich	$11,640	$12,132	$8,002	$11,847	$16,037
Lydon	None	None	None	None	None
Nyberg	$11,420	$11,903	$7,851	$11,623	$15,735
Oliverius(1)	$5,629	$5,670	$3,772	$5,684	$7,363
Sponem	None	None	None	None	None
Toupin	$14,498	$15,107	$9,964	$14,754	$19,968

(1)	The amounts shown in this row represent the payments made to Mr. Oliverius up until his retirement from the Board effective April 4, 2019.

Shareholder Approval
     With respect to each Fund, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. Abstentions will have the same effect as votes against the election of a Trustee nominee. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on a Trustee nominee.
     The holders of the Shares will have equal voting rights (i.e. one vote per Share).
Board Recommendation
     The Board unanimously recommends that shareholders vote “FOR” the nominees of the Board of your Fund.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting
     Quorum. With respect to each Fund, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld, abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes.
     Record Date. The Board has fixed the close of business on February 14, 2020, as the Record Date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.
     Joint Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds, whose votes on similar proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the respective Proposal relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.
     How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.
     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.
     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
     Attending the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (800) 345-7999 to obtain directions to the site of the Annual Meeting.
     Additional Information Regarding Voting. Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
     The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at

www.guggenheiminvestments.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.
Investment Adviser and Investment Sub-Advisers
     Guggenheim Funds, a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as each Fund’s investment adviser pursuant to an investment advisory agreement between each Fund and Guggenheim Funds. Guggenheim Funds is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. Guggenheim Funds is a Delaware limited liability company with principal offices located at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
     Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $275 billion of assets as of December 31, 2019. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
     Guggenheim Partners Investment Management, LLC (“GPIM”), an affiliate of Guggenheim Partners, acts as investment sub-adviser to GBAB, GGM, GPM, and GOF pursuant to separate sub-advisory agreements among each such Fund, the Adviser and GPIM. GPIM is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.
     Tortoise Capital Advisors, L.L.C. (“Tortoise”), a Delaware limited liability company, acts as investment sub-adviser to FMO pursuant to an investment sub-advisory agreement among FMO, the Adviser and Tortoise. Tortoise is an indirectly wholly owned subsidiary of Tortoise Investments, LLC. The Tortoise Capital Advisors L.L.C. St. Louis team (“Tortoise St. Louis team”) is located at 8235 Forsyth Boulevard, Saint Louis, Missouri 63105. As of December 31, 2019, the Tortoise St. Louis team managed approximately $2.4 billion in MLP and energy infrastructure assets for open and closed end mutual funds, pension plans, corporations and other businesses, and individuals. Prior to September 21, 2019, Advisory Research, Inc. served as the sub-adviser to FMO. In connection with a transaction whereby Tortoise reached a definitive agreement to acquire the midstream energy asset business of Advisory Research, Inc., from parent company Piper Jaffray Companies, FMO’s Board of Trustees approved a new investment sub-advisory agreement with Tortoise, subject to shareholder approval. On November 21, 2019, FMO’s shareholders voted to approve the new investment sub-advisory agreement.

Administrator
     MUFG Investor Services (US) (“MUFG”) serves as the Funds’ administrator. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. Pursuant to an administration agreement with each Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Funds. MUFG also provides certain fund accounting services to the Funds pursuant to a fund accounting agreement.
Independent Registered Public Accounting Firm
     Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for the Funds by the Audit Committees of the Funds and approved by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during each Fund’s current fiscal year. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.
     Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.
Audit and Other Fees
     Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A.
     Audit-Related Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Funds’ registration statements, comfort letters and consents) are set forth on Annex A.
     E&Y did not perform any other assurance and related services that were required to be approved by the Funds’ Audit Committees for such fiscal years.
     Tax Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) are set forth on Annex A.
     E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such period.
     All Other Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed for products and services provided by E&Y, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees are set forth on Annex A.
     Aggregate Non-Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to each Fund, Guggenheim Funds, and any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to the Fund (not including an investment sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund are set forth on Annex A.
Audit Committee’s Pre-Approval Policies and Procedures
     As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections V.B.2 and V.B.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.
V.B.2.
Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):
Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents
Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports
Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions

o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of calendar year shareholder reporting designations on Form 1099
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects
o	Assistance with out of state residency status

o	Provision of tax compliance services in India for Funds with direct investments in India

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.
(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.
(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.
(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).
V.B.3.
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.
     The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Funds, and all non-audit services provided by E&Y to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to the Funds that are related to the operations of the Funds for the Funds’ two most recently completed fiscal years.
     None of the services described above for the Funds’ two most recently completed fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.
Principal Shareholders
     As of the Record Date, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Funds, except as set forth on Annex B.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner, except as follows: a Form 3 filing (relating to an initial statement of beneficial ownership of securities for each Fund) for William Rehder, an officer of the Funds, was inadvertently delayed.
Privacy Principles of the Funds
     The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.
     Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
     The Funds restrict access to non-public personal information about their shareholders to employees of Guggenheim Funds with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Deadline for Shareholder Proposals
     Each Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.
     Shareholder proposals intended for inclusion in a Fund’s proxy statement in connection with the 2021 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by October 25, 2020 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.
     A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than December 2, 2020 and not later than January 1, 2021 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2021 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
Expenses of Proxy Solicitation
     The cost of the Annual Meeting, including the costs of preparing and mailing the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds. Costs will be borne by the

Funds in proportion to the number of proxies solicited on behalf of a Fund to the total proxies solicited on behalf of all of the Funds. Certain officers of the Fund and certain officers and employees of Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and/or personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.
Other Matters
     The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
     Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chair of the Annual Meeting may also move for an adjournment of to permit further solicitation of proxies with respect to a Proposal if he or she determines that adjournment and further solicitation are reasonable and in the best interests of the applicable Fund’s shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice.
     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.
     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 2, 2020
     This Proxy Statement is available on the Internet at www.proxyvote.com.

Annex A

Audit and Other Fees

Fiscal Year ended 2019

			Non-Audit Fees
	Fiscal	Audit	Audit			Total
Fund	Year End	Fees	Related	Tax	Other	Non-Audit	Total
FMO	11/30	$51,517	$0	$257,085	$0	$257,085	$308,602
GBAB	5/31	$67,586	$0	$10,633	$0	$10,633	$78,219
GGM	5/31	$73,258	$0	$10,633	$0	$10,633	$83,891
GPM	12/31	$26,683	$0	$8,441	$0	$8,441	$35,124
GOF	5/31	$95,235	$0	$13,378	$0	$13,378	$108,613

Fiscal Year ended 2018

			Non-Audit Fees
	Fiscal	Audit	Audit			Total
Fund	Year End	Fees	Related	Tax	Other	Non-Audit	Total
FMO	11/30	$50,128	$24,000	$156,241	$0	$180,241	$230,369
GBAB	5/31	$51,166	$0	$10,633	$0	$10,633	$61,799
GGM	5/31	$42,110	$24,000	$10,633	$0	$34,633	$76,743
GPM	12/31	$26,017	$0	$8,441	$0	$8,441	$34,458
GOF	5/31	$63,446	$51,850	$13,378	$0	$65,228	$128,674

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Annex B

Principal Shareholders

	Shareholder Name	Class	Share	Percentage
Fund	and Address	of Shares	Holdings	Owned

FMO	First Trust Portfolios L.P.,	Common	3,606,624	10.18%
	First Trust Advisors L.P.,
	and The Charger Corporation
	120 East Liberty Drive,
	Suite 400
	Wheaton, IL 60187
	Cornerstone Advisory, LLP	Common	2,932,197	8.27%
	211 Old Padonia Road,
	Hunt Valley, MD 21030
GBAB	Guggenheim Capital, LLC	Common	1,154,388	6.63%
	227 West Monroe Street,
	Chicago, IL 60606
	Guggenheim Partners, LLC
	227 West Monroe Street,
	Chicago, IL 60606
	GI Holdco II LLC
	330 Madison Avenue,
	New York, NY 10017
	GI Holdco LLC
	330 Madison Avenue,
	New York, NY 10017
	Guggenheim Partners
	Investment Management
	Holdings, LLC
	330 Madison Avenue,
	New York, NY 10017
	Guggenheim Partners
	Investment Management, LLC
	100 Wilshire Boulevard,
	5th Floor,
	Santa Monica, CA 904011
GGM	First Trust Portfolios L.P.,	Common	1,001,487	12.08%
	First Trust Advisors L.P., and
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, IL 60187

*	The information contained in this table is based on the Funds’ review of Schedule 13D, Schedule 13G and other regulatory filings made on or before February 25, 2020.

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E89815-P32480	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Taxable Municipal Managed Duration Trust

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2023 annual
	meeting or until a successor is elected and		For	Against	Abstain
qualified:
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Donald A. Chubb, Jr.	☐	☐	☐

	1c.	Angela Brock-Kyle	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
Please sign here exactly as your name appears in the records of the Trust and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

E89816-P32480

Solicited on behalf of the Board of Trustees
GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
Annual Meeting of Shareholders
April 2, 2020

The Annual Meeting of Shareholders of Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Thursday, April 2, 2020, at 10:00 a.m. Central Time (the “Annual Meeting”). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E89817-P32480	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Fiduciary/Claymore Energy Infrastructure Fund

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2023 annual
	meeting or until a successor is elected and		For	Against	Abstain
qualified:
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Donald A. Chubb, Jr.	☐	☐	☐

	1c.	Angela Brock-Kyle	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

E89818-P32480

Solicited on behalf of the Board of Trustees
FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
Annual Meeting of Shareholders
April 2, 2020

The Annual Meeting of Shareholders of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Thursday, April 2, 2020, at 10:00 a.m. Central Time (the “Annual Meeting”). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E89819-P32480	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Enhanced Equity Income Fund

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2023 annual
	meeting or until a successor is elected and		For	Against	Abstain
qualified:
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Donald A. Chubb, Jr.	☐	☐	☐

	1c.	Angela Brock-Kyle	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

E89820-P32480

Solicited on behalf of the Board of Trustees
GUGGENHEIM ENHANCED EQUITY INCOME FUND
Annual Meeting of Shareholders
April 2, 2020

The Annual Meeting of Shareholders of Guggenheim Enhanced Equity Income Fund (the “Fund”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Thursday, April 2, 2020, at 10:00 a.m. Central Time (the “Annual Meeting”). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E89821-P32480	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Credit Allocation Fund

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2023 annual
	meeting or until a successor is elected and		For	Against	Abstain
qualified:
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Donald A. Chubb, Jr.	☐	☐	☐

	1c.	Angela Brock-Kyle	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

E89822-P32480

Solicited on behalf of the Board of Trustees
GUGGENHEIM CREDIT ALLOCATION FUND
Annual Meeting of Shareholders
April 2, 2020

The Annual Meeting of Shareholders of Guggenheim Credit Allocation Fund (the “Fund”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Thursday, April 2, 2020, at 10:00 a.m. Central Time (the “Annual Meeting”). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E89823-P32480	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Guggenheim Strategic Opportunities Fund

1.	To elect Trustees in the following manner:
Class I Nominees to serve until 2022 annual
	meeting or until a successor is elected and		For	Against	Abstain
qualified:
	1a.	Randall C. Barnes	☐	☐	☐

	1b.	Donald A. Chubb, Jr.	☐	☐	☐

	1c.	Roman Friedrich III	☐	☐	☐

	1d.	Amy J. Lee	☐	☐	☐

	1e.	Angela Brock-Kyle	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

E89824-P32480

Solicited on behalf of the Board of Trustees
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
Annual Meeting of Shareholders
April 2, 2020

The Annual Meeting of Shareholders of Guggenheim Strategic Opportunities Fund (the “Fund”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, 7th Floor, Chicago, IL 60606, on Thursday, April 2, 2020, at 10:00 a.m. Central Time (the “Annual Meeting”). The undersigned hereby appoints Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.